WRITTEN CONSENT OF

THE BOARD OF

Colony resorts lvh acquisitions, llc

March 17, 2010

The undersigned Members of the Board (collectively, the “Board”) of Colony Resorts LVH Acquisitions, LLC, a Nevada limited liability company (the “Company”) do hereby consent to the adoption of the following resolutions of the Board of the Company and to the taking of the following actions by written consent.

WHEREAS, the Board determined that it is advisable and in the best interest of the Company to renew the Term (as defined therein) of the Vice Chairman Agreement between the Company and Nicholas L. Ribis, dated as of June 18, 2004 (the “Vice Chairman Agreement”) for one (1) year as set forth in Section 2.01 of the Vice Chairman Agreement; and

            WHEREAS, the Board determined that it is advisable and in the best interest of the Company to amend the Vice Chairman Agreement to delete the automatic renewal provisions set for in Section 2.01 of the Vice Chairman Agreement and to otherwise set forth the expiration date of the Vice Chairman Agreement.

            NOW, THEREFORE, BE IT RESOLVED, that the Vice Chairman Agreement shall be renewed for one (1) additional year in accordance with the terms set forth in Section 2.01 of the Vice Chairman Agreement, provided that the Vice Chairman Agreement is otherwise amended as forth in these resolutions; and be it

FURTHER RESOLVED, that Thomas J. Barrack, Jr. (an “Authorized Person”) be and is hereby authorized, on behalf of the Company, to execute an Amendment to Vice Chairman Agreement, which deletes the automatic renewal provisions of the Vice Chairman Agreement and further provides that the Vice Chairman Agreement shall expire on June 17, 2011, unless extended by mutual written agreement of the parties, subject to earlier termination as otherwise set forth in the Vice Chairman Agreement, the execution thereof by such Authorized Person to be conclusive evidence of such approval by the Board.  The Amendment to the Vice Chairman Agreement shall be in the form set forth in Exhibit A attached hereto, and be it

FURTHER RESOLVED, that the execution by the Authorized Person of any document or instrument authorized by the resolutions or any document or instrument executed in the accomplishment of any action or actions so authorized, is and shall become upon delivery the enforceable and binding act and obligation of the Company, without the necessity of the signature or attestation of any other manager of the Company; and be it

 COMMENTS \* UPPER \* MERGEFORMAT

FURTHER RESOLVED, that the Authorized Person is authorized, empowered and directed to take such actions as he may deem necessary or convenient to carry out the intent of any and all of the foregoing resolutions in accordance herewith.

This consent may be executed in any number of counterparts and by the undersigned signatories on separate counterparts, each of which when so executed shall be an original, but all of which shall constitute one and the same instrument.

COLONY RESORTS LVH COINVESTMENT

VOTECO, LLC

By:	/s/ Thomas J. Barrack, Jr., Member

        Thomas J. Barrack, Jr., Member

COLONY RESORTS LVH VOTECO, LLC

By:	/s/ Thomas J. Barrack, Jr., Sole Member

        Thomas J. Barrack, Jr., Sole Member

WH/LVH MANAGERS VOTECO, LLC

By:	/s/ Steven Angel, Member

        Steven Angel, Member

[Signature Page to Resolutions re:  Amendment to Vice Chairman Agreement]

Exhibit A

AMENDMENT TO VICE CHAIRMAN AGREEMENT

            This Amendment to Vice Chairman Agreement (“Addendum”) is made and entered into as of this 17th day of March, 2010, by and between Colony Resorts LVH Acquisitions, LLC, a Nevada limited liability company (the “Company”) and Nicholas L. Ribis (“Ribis”).

RECITALS

            WHEREAS, the Company and Ribis entered into a Vice Chairman Agreement dated as of June 18, 2004 (the “Agreement”), which sets forth the terms of Ribis’ services to the Company; and

            WHEREAS, the parties desire to amend the Term of the Agreement and to otherwise modify certain provisions of the Agreement.

            NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

            1.         Paragraph 2.01 of the Agreement shall be amended by deleting the automatic renewal provisions of the Term and to expressly provide that the Term of the Agreement shall expire on June 17, 2011, unless extended by mutual written agreement of the parties, subject to earlier termination in accordance with Articles III, IV and VI of the Agreement.

            2.         Other than the amendment to the Agreement as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.  In the event any terms of the Agreement are inconsistent or contrary to this Amendment, the terms of this Amendment shall control.  All capitalized terms used herein shall have the same meaning as set forth in the Agreement.

                                                            COLONY RESORTS LVH ACQUISITIONS, LLC

By:	/s/ Thomas J. Barrack, Jr., Chairman

                                                                      Thomas J. Barrack, Jr., Chairman

By:	/s/ Nicholas L. Ribis

                                                                      Nicholas L. Ribis